                                                                   EXHIBIT 10.50


        SECOND AMENDED AND RESTATED PARENT TRANSFER/DRAG ALONG AGREEMENT
        ----------------------------------------------------------------

                                November 12, 2004

                  This SECOND AMENDED AND RESTATED PARENT TRANSFER/DRAG ALONG AGREEMENT is entered into by and among Motient Corporation ("MOTIENT"), Motient Ventures Holding Inc. ("MOTIENT SUB"), TMI Communications and Company, Limited Partnership ("TMI"), TMI Communications Delaware, Limited Partnership ("TMI Sub"), Mobile Satellite Ventures LP ("MSV LP"), Mobile Satellite Ventures GP Inc. ("GENERAL PARTNER"), each investor set forth on SCHEDULE I hereto (each, an "INVESTOR") and each of the Investor's parents set forth on SCHEDULE I hereto (each, an "INVESTOR PARENT").

         1. Each of the Investor Parents (other than SkyTerra Communications, Inc. ("SKYTERRA")) hereby represents and warrants to Motient, TMI and each other Investor Parent that it directly owns 100% of the capital stock of its Investor as set forth on SCHEDULE I hereto.

         2. Motient hereby represents and warrants to TMI and 3924505 Canada Inc. ("TMI SUB GP" and together with TMI, the "TMI ENTITIES") and each Investor Parent that it directly owns 100% of the capital stock of MVH Holdings Inc. ("MVH"), which, in turn, directly owns 100% of the capital stock of Motient Sub.

         3. The TMI Entities hereby jointly and severally represent and warrant to Motient and each Investor Parent that the TMI Entities directly own 100% of the equity interests of TMI Sub.

         4. SkyTerra hereby represents and warrants to Motient, TMI and each other Investor Parent that it directly owns 100% of the capital stock of MSV Investors Holdings, Inc. ("MSV INVESTORS HOLDINGS"), which, in turn, directly owns 80% of the membership interests of MSV Investors, L.L.C. ("MSV INVESTORS"). The remaining membership interests in MSV Investors are owned by other investors (the "OTHER SKYTERRA INVESTORS"), all of whom have agreed to be bound by the provisions hereof applicable to a Blocker Parent (as hereinafter defined).

         5. Each Blocker Parent (as defined below) other than SkyTerra hereby agrees that the Other SkyTerra Investors may, without any restriction or limitation imposed by this Agreement, exchange all of their membership interests in MSV Investors solely for shares of common stock of MSV Investors Holding or SkyTerra, in a transaction or series of transactions the ultimate effect of which is that 100% of the outstanding membership interests of MSV Investors is owned solely by MSV Investors Holding.

         6. Each Blocker Parent hereby agrees that certain of the Blocker Parents may, without any restriction or limitation imposed by this Agreement, effectuate the Columbia/Spectrum Transfers (as hereinafter defined). For purposes hereof, the "COLUMBIA/SPECTRUM TRANSFERS" means, collectively, the transfer of all limited partnership interests of MSV LP and shares of GP Stock by (i) Columbia Space (QP) II, Inc. ("COLUMBIA QP II") to Columbia Space (QP), Inc. ("COLUMBIA QP"), pursuant to the merger of Columbia QP II with and into Columbia QP; (ii) Columbia Space (AI) II, Inc. ("COLUMBIA AI II") to Columbia Space (AI), Inc. ("COLUMBIA AI"), pursuant to the merger of Columbia AI II with and into Columbia AI; (iii) Columbia Space Partners II, Inc. ("COLUMBIA SPACE II") to Columbia Space Partners, Inc. ("COLUMBIA PARTNERS"), pursuant to the merger of Columbia Space II with and into Columbia Partners; (iv) Spectrum Space Equity Investors IV-II, Inc. ("SPECTRUM IV-II") to Spectrum Space Equity Investors IV, Inc. ("SPECTRUM EQUITY"), pursuant to the merger of Spectrum IV-II with and into Spectrum Equity; (v) Spectrum Space IV Parallel II, Inc. ("SPECTRUM IV") to Spectrum Space IV Parallel, Inc. ("SPECTRUM PARALLEL"), pursuant to the merger of Spectrum IV with and into Spectrum Parallel; and (vi) Spectrum Space IV Managers II, Inc. ("SPECTRUM II") to Spectrum Space IV Managers, Inc. ("SPECTRUM MANAGERS"), pursuant to the merger of Spectrum II with and into Spectrum Managers.

         7. Each of Motient, TMI, TMI Sub GP and each Investor Parent (each, a "BLOCKER PARENT" and collectively, the "BLOCKER PARENTS") hereby represents and warrants that that certain First Amended and Restated Investment Agreement, dated as of August 8, 2003, as amended (the "INVESTMENT Agreement"), among MSV LP, Motient, TMI Sub and the investors named therein, as amended, the Ancillary Agreements (as defined in the Investment Agreement) and the Transaction Documents (as defined in the Investment Agreement (including this Agreement)) are the only agreements between or among Motient, Motient Sub, TMI, TMI Sub GP, TMI Sub and any of Investor Parents or the Investors relating to the Investment Agreement or the transactions contemplated thereby.

         8. Each of the Blocker Parents hereby agree, that, subject to the exception contained in Paragraph 9 below, if any of them shall propose to transfer any of its respective interests in Parent Sub, MVH, TMI Sub or an Investor that holds Percentage Interests (as defined in that certain Amended and Restated Limited Partnership Agreement, dated as of November 12, 2004, by and among General Partner and the limited partners named therein (as amended, restated or otherwise modified from time to time, the "LP AGREEMENT")) in MSV LP, as the case may be (each, a "SUBSIDIARY" and collectively, the "SUBSIDIARIES"), owned by such Blocker Parent, such transfer shall be subject to the rights and obligations contained in Section 8.2 of that certain Amended and Restated Stockholders' Agreement, dated as of November 12, 2004 (as amended, restated or otherwise modified from time to time, the "GP AGREEMENT"), by and among the General Partner and the stockholders named therein (the provisions of which are hereby incorporated herein by reference, mutatis mutandis) as if such Blocker Parent were a Limited Partner (as defined in the LP Agreement) of MSV LP and the interests being transferred were Percentage Interests in MSV LP.

         9. Notwithstanding the previous paragraph, any Investor Parent may, without any restriction or limitation by virtue of this Agreement, transfer up to 10% to any single transferee, or up to 20% in the aggregate, of its interest in an Investor, provided such transferee executes a joinder to this Agreement agreeing to be bound by the provisions hereof applicable to the transferor.

         10. Each of the Blocker Parents hereby agrees with each other Blocker Parent that if one or more of the Blocker Parents which own Subsidiaries holding, in the aggregate, a majority of the Percentage Interests propose to transfer or exchange (in a merger, stock transfer or otherwise) all of their interests in such Subsidiaries to an unrelated and unaffiliated third party ("BUYER"), such Blocker Parents shall have, with respect to each other Blocker Parent and their respective ownership interests in the Subsidiaries, the rights and obligations contained in Section 8.5(b) of the GP Agreement (the provisions of which are hereby incorporated herein by reference, mutatis mutandis), as if the Blocker Parents were Limited Partners in MSV LP and the Subsidiaries being transferred were Percentage Interests in MSV LP (the "BLOCKER PARENT DRAG ALONG"). The Blocker Parent Drag Along shall be on the same terms as would be obtained by applying such Section 8.5(b) of the GP Agreement, except that the Blocker Parents and their respective Subsidiaries may be required to provide different representations, warranties and covenants to Buyer to the extent reasonably required to reflect the differences in the nature of the interests being transferred (i.e., a transfer of TMI Sub equity interests versus a transfer of Investor capital stock). Without limiting the generality of the foregoing, the Blocker Parent Drag Along shall provide each of the Blocker Parents with the same percentage of the consideration to be received from Buyer as would be obtained by applying Section 8.5(b) of the GP Agreement (i.e., as if Buyer had acquired MSV LP partnership interests directly, and the proceeds of such acquisition were distributed by each Subsidiary to its respective Blocker Parent); PROVIDED, HOWEVER, that if any of the Subsidiaries has any liabilities, then such liabilities shall be taken into account and reduce the consideration to be received by the owners of such entity. Without limiting the foregoing, each of the parties expressly acknowledges and agrees that the most likely method of structuring a sale or disposition of MSV LP's business is not by means of a sale of MSV LP's assets or partnership interests but rather by means of the transfer of the ownership interests in the various entities that hold interests in MSV LP by sale, merger or otherwise and that a merger or series of mergers or similar transaction involving securities of the acquirer or its affiliates may be fully taxable to TMI and/or TMI Sub GP (and to any other Investor Parent or Other SkyTerra Investor who owns an Investor organized as a limited partnership or limited liability company (a "LLC INVESTOR")) if TMI Sub (or such LLC Investor) were treated as a partnership for U.S. tax purposes while being treated as a tax-free reorganization by others or may otherwise involve tax consequences that are different for, and potentially adverse to, TMI, TMI Sub GP and/or TMI Sub (and to any other Investor Parent or Other SkyTerra Investor who owns a LLC Investor) compared to the other parties to this Agreement if TMI Sub (or a LLC Investor) were treated as a partnership for U.S. tax purposes.

         11. The Blocker Parents and the Subsidiaries hereby severally agree that, notwithstanding anything to the contrary in the GP Agreement, without the consent ("CONSENT") of a majority in interest of each of the Columbia Investor Group and the Spectrum Investor Group (each, as defined in the GP Agreement), they shall not (i) allow MSV LP or the General Partner to sell or transfer all or substantially all of its assets or (ii) allow any Subsidiary to sell or transfer its interests in MSV LP or the General Partner, if in either event, any stockholder of any blocker C corporation that is a member of the Columbia Investor Group or the Spectrum Investor Group ("STOCKHOLDER") would incur greater tax liability than if such Stockholder had held its ownership interests in MSV LP or the General Partner directly instead of through blocker C corporations ("ADVERSE TAX CONSEQUENCES"). Without limiting the foregoing, the parties acknowledge and agree that under present law, (A) a sale or transfer of the type described in clause (i) above would result in Adverse Tax Consequences, and
                  (B) a sale or transfer of the type described in clause (ii) above would result in Adverse Tax Consequences if either the Columbia Investor Group or the Spectrum Investor Group joined in such sale or transfer on the same basis as the proposed transferor. The parties further acknowledge and agree that a sale or transfer of the type described in clause (ii) above would not result in Adverse Tax Consequences if such sale or transfer is effected pursuant to the terms of Section 8.2(c) or Section 8.2(d) of the GP Agreement and neither the Columbia Investor Group nor the Spectrum Investor Group joins in such sale or transfer. The parties intend that the after tax consequences to the Stockholders in their indirect investments in MSV LP and the General Partner be no different than if the investment by such Stockholders had been made directly in MSV LP and the General Partner by such Stockholders and, accordingly, agree that Consent will not be required if a disproportionate amount of sale proceeds from a sale or transfer of the type described in clauses (i) and (ii) is allocated to the Stockholders or blocker corporations of the Columbia Investor Group and the Spectrum Investor Group, as the case may be, so as to mitigate any Adverse Tax Consequences to the Stockholders and to put the Stockholders in the same after tax economic position (as collectively determined by the Columbia Investor Group and the Spectrum Investor Group) as if such investments had been made directly in MSV LP and the General Partner by the Stockholders instead of through blocker C corporations.

         12. Motient and Motient Sub hereby represent and warrant to TMI and the Investor Parents that from and after the date hereof, Motient Sub (i) shall have no assets or liabilities other than the Percentage Interests, the shares of common stock, $0.001 par value per share (the "TERRESTAR STOCK"), of TerreStar Networks Inc. owned by it, the shares of common stock, $0.01 per share (the "GP STOCK"), of the General Partner owned by it, and the rights and obligations under the Investment Agreement, the Ancillary Agreements, the Transaction Documents and that certain Purchase Agreement, dated as of November 12, 2004, by and among MSV LP and Motient Sub and (ii) shall not engage in any business activities other than holding the Percentage Interests, the GP Stock and the TerreStar Stock.

         13. TMI, TMI Sub GP and TMI Sub hereby represent and warrant to Motient and the Investor Parents that from and after the date hereof, TMI Sub (i) shall have no assets or liabilities other than the Percentage Interests, the GP Stock owned by it, the TerreStar Stock owned by it, and the rights and obligations under the Investment Agreement, the Ancillary Agreements, the Transaction Documents, that certain Purchase Agreement, dated as of November 12, 2004, by and among MSV LP and TMI Sub, that certain Voting Agreement, dated as of November 12, 2004 (the "MSV VOTING Agreement"), by and among TMI Sub and the other investors named therein and a similar voting agreement amongst the same parties to the MSV Voting Agreement (or affiliates of such parties) relating to the TerreStar Stock (the "TERRESTAR VOTING AGREEMENT" and together with the MSV Voting Agreement, the "VOTING AGREEMENTS"), by and among TMI Sub and the other investors named therein and (ii) shall not engage in any business activities other than holding the Percentage Interests, the GP Stock and the TerreStar Stock and performing its obligations under the Pledge Agreement (as defined in the GP Agreement) and the Voting Agreements.

         14. Each Investor Parent and Other SkyTerra Investor hereby represents and warrants to Motient and TMI that from and after the date hereof, each of their respective Investors shall (i) have no assets or liabilities other than the Percentage Interests, the GP Stock owned by it, the TerreStar Stock owned by it, and the rights and obligations under the Investment Agreement, the Ancillary Agreements, the Transaction Documents and the Voting Agreements and (ii) not engage in any business activities other than holding the Percentage Interests, the GP Stock and the TerreStar Stock and performing its obligations under the Voting Agreements.

         15. This Agreement shall be governed by and construed according to the law of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument.

         16. Upon the consolidation (by a series of mergers or otherwise) of MSV LP, the Investors, Motient Sub and TMI Sub into one corporate entity, this Agreement shall automatically terminate, whereupon the restrictions set forth herein shall be replaced by provisions pertaining to the ownership interests in such corporate entity that are substantially identical to those set forth in Sections 8.1 and 8.2 of the GP Agreement. The parties hereto agree to execute such documents or agreements necessary or appropriate to accomplish the foregoing.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned indicate their agreement to the foregoing as of the day and year first above written.

                                        MOBILE SATELLITE VENTURES LP

                                        By: Mobile Satellite Ventures GP Inc.,
                                             Its General Partner

                                        By: /S/ RANDY SEGAL
                                           -------------------------------------
                                               Name:  Randy Segal
                                               Title:    Secretary


                                        MOBILE SATELLITE VENTURES GP INC.


                                        By: /S/ RANDY SEGAL
                                           -------------------------------------
                                               Name:  Randy Segal
                                               Title:    Secretary


                                        MOTIENT CORPORATION


                                        By:    /S/ CHRIS DOWNIE
                                           -------------------------------------
                                               Name:  Chris Downie
                                               Title:   CFO


                                        MOTIENT VENTURES HOLDING INC.


                                        By:    /S/ CHRIS DOWNIE
                                           -------------------------------------
                                               Name:  Chris Downie
                                               Title:  CFO


                                        TMI COMMUNICATIONS AND COMPANY,
                                        LIMITED PARTNERSHIP


                                        By:    /S/ RORY MCCORMICK
                                           -------------------------------------
                                               Name:  Rory McCormick
                                               Title:  President



           [SIGNATURE PAGE - A&R PARENT TRANSFER/DRAG ALONG AGREEMENT]

                                          TMI COMMUNICATIONS DELAWARE,
                                          LIMITED PARTNERSHIP

                                          By: 3924505 CANADA INC.,
                                              Its General Partner

                                          By:    /S/ RORY MCCORMICK
                                                 -------------------------------
                                                 Name:  Rory McCormick
                                                 Title:  President


                                          INVESTOR PARENTS:


                                                 /S/ RAJENDRA SINGH
                                                 -------------------------------
                                                 Rajendra Singh


                                                 /S/ NEERA SINGH
                                                 -------------------------------
                                                 Neera Singh


                                          THE HERSH RAJ SINGH EDUCATION TRUST


                                          By:    /s/ Rajendra Singh
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                          THE SAMIR RAJ SINGH EDUCATION TRUST


                                          By:    /s/ Rajendra Singh
                                                 -------------------------------
                                                 Name:
                                                 Title:


           [SIGNATURE PAGE - A&R PARENT TRANSFER/DRAG ALONG AGREEMENT]

                                        COLUMBIA CAPITAL EQUITY PARTNERS
                                        III (QP), L.P.

                                        By: Columbia Capital Equity Partners
                                            III, L.P., as General Partner


                                        By:    /S/ DONALD A. DOERING
                                               ---------------------------------
                                               Name:  Donald A. Doering
                                               Title:  Chief Financial Officer


                                        COLUMBIA CAPITAL EQUITY PARTNERS III
                                        (AI), L.P.

                                        By: Columbia Capital Equity Partners
                                            III, L.P., as General Partner


                                        By:    /S/ DONALD A. DOERING
                                               ---------------------------------
                                               Name:  Donald A. Doering
                                               Title:  Chief Financial Officer


                                        COLUMBIA CAPITAL EQUITY PARTNERS III
                                        (CAYMAN), L.P.

                                        By: Columbia Capital Equity Partners
                                        Cayman) III, Ltd., as General Partner


                                        By:    /S/ DONALD A. DOERING
                                               ---------------------------------
                                               Name:  Donald A. Doering
                                               Title:  Chief Financial Officer


                                        COLUMBIA CAPITAL INVESTORS III, LLC

                                        By: Columbia Capital Equity Partners
                                            III, L.P., as General Partner


                                        By:    /S/ DONALD A. DOERING
                                               ---------------------------------
                                               Name:  Donald A. Doering
                                               Title:  Chief Financial Officer


                                        COLUMBIA CAPITAL EMPLOYEE INVESTORS III,
                                        L.L.C.

                                        By: Columbia Capital III, L.L.C., its
                                            Manager


                                        By:    /S/ DONALD A. DOERING
                                               ---------------------------------
                                               Name:  Donald A. Doering
                                               Title:  Chief Financial Officer

           [SIGNATURE PAGE - A&R PARENT TRANSFER/DRAG ALONG AGREEMENT]

                                       SPECTRUM EQUITY INVESTORS IV, L.P.

                                       By: Spectrum Equity Associates IV, L.P.
                                            Its General Partner


                                       By:    KEVIN J. MARONI
                                              ----------------------------------
                                              Name:  Kevin J. Maroni
                                              Title:  General Partner


                                       SPECTRUM IV INVESTMENT MANAGERS' FUND,
                                       L.P.


                                       By:    KEVIN J. MARONI
                                              ----------------------------------
                                              Name:  Kevin J. Maroni
                                              Title:  General Partner


                                       SPECTRUM EQUITY INVESTORS PARALLEL IV,
                                       L.P.

                                       By: Spectrum Equity Associates IV, L.P.,
                                           its General Partner


                                       By:    /S/ KEVIN J. MARONI
                                              ----------------------------------
                                              Name: Kevin J. Maroni
                                              Title: General Partner


                                      SKYTERRA COMMUNICATIONS, INC.


                                      By:    /s/ Jeffrey Ledey
                                             -----------------------------------
                                             Name:
                                             Title:



           [SIGNATURE PAGE - A&R PARENT TRANSFER/DRAG ALONG AGREEMENT]